SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                          Date of Report:  September 7, 1994


                             READING & BATES CORPORATION
                (Exact name of registrant as specified in its charter)


                 Delaware                 1-5587                73-0642271
             (State or other           (Commission          (I.R.S. Employer
             jurisdiction of           File Number)        Identification No.)
              incorporation)

                   901 Threadneedle, Suite 200, Houston, TX   77079
                (Address of principal executive offices)   (Zip Code)


            Registrant's telephone number, including area code  (713) 496-5000


          Item 7. Financial Statements and Exhibits

                 (c)  Exhibits

                      Exhibit 99 - Press Release dated September 7, 1994 -
                                   Agreement to purchase leased rigs.


                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                               READING & BATES CORPORATION


                               By  /s/T. W. Nagle
                                   T. W. Nagle
                                   Vice President & Chief Financial Officer


          Dated:  September 7, 1994